United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 19, 2007

Date of report (date of earliest event reported)

Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone No.	IRS Employer Identification No.
000-1125

Madison Gas and Electric Company

(a Wisconsin Corporation)

133 South Blair Street

Madison, Wisconsin 53703

(608) 252-7000

www.mge.com

Former name or former address, if changed since last report: Not applicable

39-0444025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations.

Item 1.01. Entry into a Material Definitive Agreement.

On September 19, 2007, Madison Gas and Electric Company (MGE) issued $25 million in principal of 6.247% Medium-Term Notes due September 15, 2037. See Item 2.03 below for a description of those Notes and the related agreements.

Section 2 - Financial Information.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 19, 2007, MGE issued $25 million of 6.247% Medium-Term Notes due September 15, 2037. The notes were issued pursuant to an Indenture dated as of September 1, 1998, between MGE and The Bank of New York Trust Company, N.A. (as successor to Bank One, N.A.), as Trustee. The notes are unsecured.

MGE will use the net proceeds from the sale of the Notes to refinance $15 million of its 7.49% Medium-Term Notes which become due on September 20, 2007, and its short-term indebtedness.

The Bonds were registered under the Securities Act of 1933, as amended, and pursuant to MGE's registration statement on Form S-3 (Registration No. 333-135401), which was declared effective by the Securities and Exchange Commission on July 28, 2006.

The Notes carry an interest rate of 6.247% per annum, which is payable semiannually on March 15 and September 15 of each year, commencing on March 15, 2008. The Notes are redeemable at any time at MGE's option at a redemption price equal to the greater of (i) 100% of the principal amount of the notes to be redeemed, plus accrued interest to the redemption date, or (ii) the discounted present value of the remaining scheduled payments of principal and interest on the Notes to be redeemed (as provided in the Notes), plus accrued interest to the redemption date. A copy of the Notes is filed as Exhibit 4.1 to this report.

A copy of the Underwriting Agreement dated September 14, 2007, between MGE and J.P. Morgan Securities Inc., as underwriter is filed as Exhibit 1.1 to this report.

Forward Looking Statements

Except for the historical information contained herein, certain of the matters discussed in this report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by MGE include those factors discussed herein, as well as the items discussed in MGE's 2006 Annual Report on Form 10-K-ITEM 1A. Risk Factors, and other factors discussed in filings with the SEC by MGE. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. MGE does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

Section 9 - Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith and are exhibits to the Registration Statement on Form S-3, Registration No. 333-135401, as noted below:

8-K Exhibit No.	Registration Statement Exhibit No.	Description
1.1	1.3.2	Underwriting Agreement dated September 14, 2007, between MGE and J.P. Morgan Securities, Inc., as underwriter
4.1	4.2.2	6.247% Medium-Term Note due September 15, 2037

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Madison Gas and Electric Company

(Registrant)

/s/ Jeffrey C. Newman

Jeffrey C. Newman

Vice President and Treasurer

Date: September 24, 2007

Madison Gas and Electric Company

Exhibit Index to Form 8-K

Dated September 19, 2007

8-K Exhibit No.	Registration Statement Exhibit No.	Description
1.1	1.3.2	Underwriting Agreement dated September 14, 2007, between MGE and J.P. Morgan Securities, Inc., as underwriter
4.1	4.2.2	6.247% Medium-Term Note due September 15, 2037